Exhibit 32.2

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Brixmor Operating Partnership LP (the “Operating Partnership”) on Form 10-Q for the period ended March 31, 2024 filed with the Securities and Exchange Commission on the date hereof (the “Report”), pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officers of the Operating Partnership hereby certify, to such officers’ knowledge, that:
•The Report fully complies with the requirements of Section 13(a) or 15(d), as applicable of the Securities Exchange Act of 1934, as amended; and

•The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Operating Partnership for the periods presented therein.

Date: April 29, 2024
/s/ Brian T. Finnegan
Interim Chief Executive Officer and President
(Principal Executive Officer)

/s/ Steven T. Gallagher
Chief Accounting Officer and Interim Chief Financial Officer
(Principal Accounting and Financial Officer)